J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated February 20, 2015

to the Prospectuses dated

July 1, 2014, as supplemented

CHANGE IN REFERENCE BENCHMARK FOR THE FUND. JPMorgan Emerging Market Debt Fund is currently managed relative to the J.P. Morgan Emerging Markets Bond Index Global. Effective March 31, 2015 (the “Effective Date”), the primary benchmark for the JPMorgan Emerging Markets Debt Fund (the “Fund”) will be changed from the J.P. Morgan Emerging Markets Bond Index Global (“Existing Benchmark”) to the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “New Benchmark”). This change is being made as the New Benchmark is widely recognized and distributes country weights more evenly than the Existing Benchmark. The Fund’s duration will generally be similar to that of the New Benchmark under normal market conditions and the Fund’s adviser will continue to establish overweight and underweight positions relative to the New Benchmark. Although the types of investments and strategies used by the Fund will not change, the Fund’s composition and allocations will change on or around the Effective Date as the adviser re-allocates the Fund’s overweight and underweight positions using the New Benchmark as a reference point. As a result of the change, the Fund’s portfolio turnover will increase in the short-term. On the Effective Date, the disclosure under “What are the Fund’s main investment strategies?” in the Fund Summary will be deleted in its entirety and replaced with the following to change the references to the primary benchmark from the Existing Benchmark to the New Benchmark:

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. The Fund invests in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may also invest in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.

These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the J.P. Morgan Emerging Markets Bond Index Global Diversified. Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of January 30, 2015, the duration of the J.P. Morgan Emerging Markets Bond Index Global Diversified was 7.06 years, although the duration will vary in the future. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and foreign currency derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of such derivatives, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

In making investment decisions for the Fund, the adviser establishes overweight and underweight positions versus the J.P. Morgan Emerging Markets Bond Index Global Diversified based on weighted spread duration. Spread duration is the measure of the expected price sensitivity of a bond or group of bonds to changes in spreads. Spreads are measured by the difference in yield between a specific sector or country of bonds and U.S. Treasury securities. Generally, the prices of a specific sector or country of bonds will increase when spreads tighten and decrease when spreads widen. The adviser uses top down macroeconomic research to assess the general market conditions that may cause spreads to tighten or widen in the countries and sectors where the Fund invests. Based on this top down research, the adviser establishes overweight positions in countries and sectors that it believes are more likely to benefit from tightening spreads and underweight positions in countries and sectors that it believes are more likely to be negatively impacted by widening spreads, a process that is referred to as weighted spread duration.

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To implement these overweight and underweight positions, the adviser uses bottom up fundamental research to evaluate the relative attractiveness of the individual securities in each country and sector. The adviser is value oriented and this bottom up fundamental research is based on a quantitative assessment of an issuer’s cash flows, debt structure, debt ratios and profitability and a qualitative assessment of how each issuer will perform relative to other issuers in the country or sector. Generally, the adviser will sell a security when, based on the considerations described above, the adviser believes that there is better relative value available in the country or sector in securities of comparable quality, or when the adviser believes the issuer’s credit quality will deteriorate materially.

This Fund is non-diversified.

For Class A, Class C and Select Class Shares

In addition, on the Effective Date, the referenced sections on page 18 of the Fund’s Class A, Class C and Select Class Shares prospectus are hereby deleted in their entirety and replaced with the following:

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows average annual total returns for the past one year, five years and ten years. The table compares that performance to the J.P. Morgan Emerging Markets Bond Index Global Diversified, the J.P. Morgan Emerging Markets Bond Index Global and the Lipper Emerging Market Hard Currency Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Select Class Shares prior to their inception includes the performance of the only class of shares of the Fund that operated in a master-feeder structure. The performance in the table for Class A and Class C Shares is based on the performance of Select Class Shares prior to the inception of the Class A and Class C Shares. The actual returns of Class A and Class C Shares would have been lower because each of these classes has higher expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective March 31, 2015, the Fund’s index changed to the J.P. Morgan Emerging Markets Bond Index Global Diversified (the Diversified Index). The Fund’s past performance would have been different if the Fund were managed relative to the Diversified Index.

Best Quarter	2nd quarter, 2009	17.09%
Worst Quarter	4th quarter, 2008	–18.46%

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	3.86%	7.03%	6.69%
Return After Taxes on Distribution	2.11	4.89	4.15
Return After Taxes on Distribution And Sale of Fund Shares	2.20	4.61	4.31
CLASS A SHARES
Return Before Taxes	3.64	6.75	6.46
CLASS C SHARES
Return Before Taxes	6.02	6.24	6.02
J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL DIVERSIFIED[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	7.43	7.57	7.69
J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	5.53	7.27	7.69
LIPPER EMERGING MARKET HARD CURRENCY DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	1.38	5.81	6.83

1.	Effective March 31, 2015, the Fund’s index changed from the J.P. Morgan Emerging Markets Bond Index Global to J.P. Morgan Emerging Bond Index Global Diversified (Diversified Index) as the Diversified Index is widely recognized and distributes country weights more evenly than the J.P. Morgan Emerging Markets Bond Index Global.

For the Class R5 and Class R6 Shares

The referenced sections on page 18 of the Fund’s Class R5 and Class R6 Shares prospectus are hereby deleted in their entirety and replaced with the following:

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows average annual total returns for the past one year, five years and ten years. The table compares that performance to the J.P. Morgan Emerging Markets Bond Index Global Diversified, the J.P. Morgan Emerging Markets Bond Index Global and the Lipper Emerging Market Hard Currency Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R5 Shares is based on the performance of Select Class Shares prior to the inception of Class R5 Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance of Class R6 Shares in the performance table is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective March 31, 2015, the Fund’s index changed to the J.P. Morgan Emerging Markets Bond Index Global Diversified (the Diversified Index). The Fund’s past performance would have been different if the Fund were managed relative to the Diversified Index.

Best Quarter	2nd quarter, 2009	16.95%
Worst Quarter	4th quarter, 2008	–18.43%

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2014)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	4.00%	7.24%	6.88%
Return After Taxes on Distribution	2.19	5.07	4.30
Return After Taxes on Distribution And Sale of Fund Shares	2.28	4.76	4.40
CLASS R6 SHARES
Return Before Taxes	4.08	7.25	6.88
J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL DIVERSIFIED[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	7.43	7.57	7.69
J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	5.53	7.27	7.69
LIPPER EMERGING MARKET HARD CURRENCY DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	1.38	5.81	6.83

1	Effective March 31, 2015, the Fund’s index changed from the J.P. Morgan Emerging Markets Bond Index Global to J.P. Morgan Emerging Bond Index Global Diversified (the Diversified Index) as the Diversified Index is widely recognized and distributes country weights more evenly than the J.P. Morgan Emerging Markets Bond Index Global.

Also, effective on the Effective Date, corresponding changes to the disclosure in More About the Fund will be made to reflect the change in benchmark.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE